 Filed pursuant to 497(e)

File Nos. 033-49098 and 811-06719

STERLING CAPITAL FUNDS

SUPPLEMENT DATED FEBRUARY 25, 2020

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 1, 2020

This Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Statement of Additional Information, dated February 1, 2020 (the “SAI”):

Effective immediately, Patrick W. Rau is appointed as a co-portfolio manager of Sterling Capital Mid Value Fund (the “Fund”), and Lee D. Houser and William C. Smith are each appointed as an associate portfolio manager of the Fund. In addition, it is anticipated that Timothy P. Beyer will retire from Sterling Capital Management LLC on or about July 6, 2020. As of January 31, 2020, neither Lee D. Houser nor William C. Smith beneficially owned any equity securities of the Fund.

Accordingly, the following disclosure is hereby added to the section of the SAI entitled “Portfolio Managers—Number of Other Accounts Managed and Assets by Account Type,” the information of which is as of January 31, 2020:

PORTFOLIO MANAGER	OTHER REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Lee D. Houser	Number: None Assets: N/A	Number: None Assets: N/A	Number: 21 Assets: $1.6 billion
William C. Smith	Number: None Assets: N/A	Number: None Assets: N/A	Number: 21 Assets: $1.6 billion

PORTFOLIO MANAGER	OTHER REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS**
Lee D. Houser	Number: None Assets: N/A	Number: None Assets: N/A	Number: 2 Assets: $717.7 million
William C. Smith	Number: None Assets: N/A	Number: None Assets: N/A	Number: 2 Assets: $717.7 million

**	The advisory fees for these other accounts have both performance-based and asset-based components.

In addition, the heading of the SAI section entitled “Sales Charges—Class A Shares—For the Equity Funds, Funds of Funds and the Total Return Bond Fund” is revised to exclude the reference to the Total Return Bond Fund, and the heading is renamed “—For the Equity Funds and Funds of Funds.” The following replaces the description of Class A Sales charges set forth under “Sales Charges—Class A Shares—For the Tax-Free Bond Funds, Intermediate U.S. Government Fund, and Short Duration Bond Fund” in the SAI:

FOR THE TAX-FREE BOND FUNDS, INTERMEDIATE U.S. GOVERNMENT FUND, SHORT DURATION BOND FUND, CORPORATE FUND, QUALITY INCOME FUND AND TOTAL RETURN BOND FUND

YOUR INVESTMENT	SALES CHARGE AS A % OF OFFERING PRICE	SALES CHARGE AS A % OF YOUR INVESTMENT	UNDERWRITER RETENTION
Up to $49,999	2.00%	2.04%	0.40%
$50,000 up to $149,999	1.50%	1.52%	0.25%
$150,000 up to $249,999	1.00%	1.01%	0.20%
$250,000 and above(1)	0.00%	0.00%	0.00%

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(1)	There is no initial sales charge on purchases of $250,000 or more. However, a CDSC of up to 0.50% of the purchase price will be charged to the shareholders if the shares are redeemed within eighteen months after purchase. This charge will be based on the lower of your cost for the shares or their NAV at the time of redemption. There will be no CDSC on reinvested distributions.

A CDSC of up to 0.50% of the purchase price will be charged to the Class A shareholders who purchased $250,000 or more, received a sales charge waiver and then redeem their shares within eighteen months after purchase. This CDSC will be based on the lower of the cost of the shares or their NAV at the time of redemption.

For sales of over $250,000 or more, broker-dealers may be paid a finder’s fee of up to 0.50% of the offering price of such shares up to $5 million, 0.35% of the offering price from $5 million up to $10 million, and 0.25% of the offering price from $10 million and up.

Where a finder’s fee is paid, the broker-dealer shall not be entitled to receive any 12b-1 fees with respect to such shares for the first 12 months after the shares are purchased.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT
WITH THE STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE.

SAISUP-220-1